SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 29, 2006

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Harbor Bay Parkway, Alameda, CA 94501
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The Company’s management and the Audit Committee of its Board of Directors have determined that the consolidated balance sheets, consolidated statements of stockholders’ deficit and related notes to consolidated financial statements included in the consolidated financial statements and information contained in the Company’s Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2005 for the quarter and nine months ended September 30, 2005, did not properly account for certain embedded derivatives contained in the convertible debentures and certain other notes payable issued in September 2005. Such consolidated financial statements should no longer be relied upon.

In particular, the Company misapplied certain accounting principles to the Company’s convertible debenture financing and the issuance of certain other notes payable, which were completed in September 2005. Analysis completed subsequent to our initial filing identified embedded derivative instruments within the convertible debenture agreements and the certain other notes payable that required separate valuation under FAS 133 “Accounting for Derivative Instruments and Hedging Activities.”  Our analysis identified several derivative instruments to be bifurcated and measured at their fair value, and resulted in a restatement to the Company’s consolidated balance sheet at September 30, 2005 to properly reflect convertible debt and embedded derivative instruments. In addition, the debenture agreements contained variable share settlement provisions that required the Company to adjust the fair value of certain previously issued warrants and reclassify them from additional paid in capital in the consolidated statement of stockholders’ deficit to a warrant derivative liability account in the consolidated balance sheet, in accordance with EITF 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock.”  The restatements for the quarter ended September 30, 2005 will not result in a change to the consolidated statements of operations, or the consolidated statements of cash flows.

The decision to restate the consolidated financial statements was made by the Board, upon the recommendation of the Company’s management, the Audit Committee and with the concurrence of the Company’s independent auditors, Stonefield Josephson, Inc. In addition, the Board, upon the recommendation of management and the Audit Committee, made an internal determination that the previously issued consolidated financial statements and other financial information contained in the Form 10-QSB for the quarter ended September 30, 2005 should not be relied upon and should be amended accordingly.

On March 28, 2006, the Board discussed the matters disclosed in this Item 4.02 with management, the Audit Committee and with the Company’s independent auditors. The Company’s auditors informed the Board that they concur with the conclusions described above. Following the correction of the errors reported in this Item 4.02, the Company will restate its consolidated financial statements for the affected period and amend its quarterly report on Form 10-QSB for the quarter and nine months ended September 30, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: March 29, 2006